Exhibit j (i) (a) under Form N-1A
                                              Exhibit 23 under Item 601/Reg. S-K


INDEPENDENT AUDITORS' CONSENT



To the Board of Trustees and Shareholders of Federated Master Trust


We consent to the use in Post-Effective Amendment No. 26 to Registration Statement 33-31602 of Federated Master Trust of our report dated January 15, 1999 appearing in the Prospectus, which is a part of such Registration Statement, and to the reference to us under the heading "Financial Highlights" in such Prospectus.


/s/ Deloitte & Touche LLP
Boston, Massachusetts
April 26, 1999

                                               Exhibit j (i) (b) under Form N-1A
                                              Exhibit 23 under Item 601/Reg. S-K


INDEPENDENT AUDITORS' CONSENT



To the Board of Trustees and Shareholders of Liquid Cash Trust


We consent to the use in Post-Effective Amendment No. 26 to Registration Statement 33-31602 of Liquid Cash Trust of our report dated January 15, 1999 appearing in the Prospectus, which is a part of such Registration Statement, and to the reference to us under the heading "Financial Highlights" in such Prospectus.


/s/ Deloitte & Touche LLP
Boston, Massachusetts
April 26, 1999

                                               Exhibit j (i) (c) under Form N-1A
                                              Exhibit 23 under Item 601/Reg. S-K


INDEPENDENT AUDITORS' CONSENT



To the Board of Trustees and Shareholders of Automated Government Money Trust


We consent to the use in Post-Effective Amendment No. 26 to Registration Statement 33-31602 of Automated Government Money Trust of our report dated January 15, 1999 appearing in the Prospectus, which is a part of such Registration Statement, and to the reference to us under the heading "Financial Highlights" in such Prospectus.


/s/ Deloitte & Touche LLP
Boston, Massachusetts
April 26, 1999

                                               Exhibit j (i) (d) under Form N-1A
                                              Exhibit 23 under Item 601/Reg. S-K



INDEPENDENT AUDITORS' CONSENT



To the Board of Trustees and Shareholders of Trust for Short-Term U.S. Government Securities


We consent to the use in Post-Effective Amendment No. 26 to Registration Statement 33-31602 of Trust for Short-Term U.S. Government Securities of our report dated January 15, 1999 appearing in the Prospectus, which is a part of such Registration Statement, and to the reference to us under the heading "Financial Highlights" in such Prospectus.


/s/ Deloitte & Touche LLP
Boston, Massachusetts
April 26, 1999